UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                    Washington, DC 20549



                         FORM 8-K/A



                       CURRENT REPORT


 Pursuant to Section 13 or 15(d) of The Securities Exchange
                         Act of 1934


Date of Report (Date of earliest event reported) : January 1, 1999




                ALL AMERICAN FOOD GROUP, INC.
                -----------------------------
   (Exact name of registrant as specified in its charter)



     New Jersey                                 22-3259558
(State or other jurisdiction of                 (IRS employer
incorporation or organization)                  identification no.)

       4475 South Clinton Avenue
     South Plainfield, NJ                         07080
  (Address of principal executive offices)      (Zip Code)





Registrant's telephone number, including area code: 908-757-3022






      104 New Era Drive, South Plainfield, NJ  07080
      ----------------------------------------------
 (Former name, former address, if changed since last report)










Item 2.   Acquistion or Disposition of Assets

       Reference is made herein to Item 7. Financial Statements and Exhibits, together with the notes and Basis of Presentation set forth below, with respect to the Registrant's voluntary petition under Chapter 11 of the U.S. Bankruptcy Code. The Registrant entered into several transactions which resulted in a substantial reduction in the carrying costs of the Registrant's assets or the realization of proceeds substantially below the carrying value of such assets.

Item 5.   Other Events


      Registrant, effective January 5, 1999, in response to its recent filing for protection from certain creditors under Chapter 11 of the US Bankruptcy Code, has filed amended unaudited pro forma condensed consolidated financial statements for the fiscal year ended October 31, 1997, and the nine month period ended July 31, 1998. These financial statements for the respective periods were attached as exhibits to the Current Report on Form 8-K filed on January 7, 1999. See Item 7 below.

      In addition, Registrant has relocated its principal executive offices from 104 New Era Drive, South Plainfield, NJ 07080, to 4475 South Clinton Avenue, South Plainfield, NJ 07080. Registrant's telephone and fax numbers continue to be 908-757-3022 and 908-757-8857, respectively.

      In connection with the several steps that Registrant intends to undertake in connection with the filing for protection from certain creditors under Chapter 11 and the plan of reorganization, the Registrant has entered into an agreement with Interbras Global Trading Co., Ltd., dated effective November 25, 1998, which provided for the issuance of shares in a registration statement on Form S-8; and an agreement with InterEuro Import & Trading Corp., dated effective November 28, 1998, which also provided for the issuance of shares in a registration statement on Form S-8. The former agreement was filed as an exhibit to the above referenced registration statement on Form S-8, and the latter agreement has been filed as an exhibit to a separate registration statement on Form S-8.

Item 7.   Financial Statements and Exhibits

      Registrant has filed in a Furrent Report on Form 8-K, dated January 7, 1999, the following:
      (i) amended unaudited pro forma condensed consolidated financial statements for the fiscal year ended October 31, 1997, incorporated by reference to Report on Form, 8-K dated January 7, 1999;
     (ii) amended unaudited pro forma condensed consolidated financial statements for the nine month period ended July 31, 1998, incorporated by reference to Report on Form, 8-K dated January 7, 1999.





                         SIGNATURES



           Pursuant  to  the requirements of The  Securities
Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


South Plainfield, New Jersey
February 22, 1999

                         ALL AMERICAN FOOD GROUP, INC.



                         /s/ Andrew Throburn, President/CEO
                             Name             (Title)